Exhibit 99.2

O-I First Quarter 2013 Earnings Presentation April 24, 2013

Safe Harbor Comments Regulation G The information presented above regarding adjusted net earnings relates to net earnings attributable to the Company exclusive of items management considers not representative of ongoing operations and does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses this non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. Further, the information presented above regarding free cash flow does not conform to GAAP. Management defines free cash flow as cash provided by continuing operating activities less capital spending (both as determined in accordance with GAAP) and has included this non-GAAP information to assist in understanding the comparability of cash flows. Management uses this non-GAAP information principally for internal reporting, forecasting and budgeting. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This document contains "forward looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian real and Australian dollar, (2) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to the economic conditions in Europe and Australia, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) cost and availability of raw materials, labor, energy and transportation, (6) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (7) consolidation among competitors and customers, (8) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (9) unanticipated expenditures with respect to environmental, safety and health laws, (10) the Company’s ability to further develop its sales, marketing and product development capabilities, and (11) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s operations, floods and other natural disasters, events related to asbestos-related claims, and the other risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and any subsequently filed Quarterly Report on Form 10-Q. It is not possible to foresee or identify all such factors. Any forward looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward looking statements contained in this document. Presentation Note Unless otherwise noted, the information presented in this presentation reflects continuing operations only. 1

First Quarter 2013 Summary 2 Adjusted EPS of $0.60 Price increased 2% Covered cost inflation Shipments down 5%, driven by Europe and fewer shipping days in the quarter Initiatives to mitigate production volatility reduced fixed cost absorption in 1Q13 Rising profitability in South America Volume growth Logistics savings from new furnace in Brazil brought online in 4Q12 Continue to enhance financial flexibility Debt refinancing transaction in Europe

P&L Review 3 1Q13 Recap Price covered inflation Volume decline in line with expectations Initial benefits from global cost reduction initiatives outweighed by lower fixed cost absorption 1 Reportable segment sales exclude the Company’s global equipment business. 2 Primarily relates to unabsorbed fixed costs resulting from the Company’s actions to even out production in Europe and North America. Reportable Segments Sales (1) Operating Profit Adjusted Net Income ($ Millions) ($ Millions) (Non-GAAP EPS) 1Q12 $1,721 $260 $0.73 Price 37 37 0.16 Cost Inflation (34) (0.15) Spread 3 0.01 Sales volume (86) (19) (0.08) Manufacturing and delivery (2) (29) (0.14) Operating and other costs 12 0.05 Currency translation (37) (1) - Operational (86) (34) (0.16) Retained corporate costs - Net interest expense 0.02 Noncontrolling interests - Effective tax rate 0.01 Non-operational - - 0.03 Total reconciling items (86) (34) (0.13) 1Q13 $1,635 $226 $0.60

Balance Sheet & Cash Flow 4 Leverage Ratio (Net debt to EBITDA)(1) 1 Total debt less cash divided by bank credit agreement EBITDA. See appendix for EBITDA reconciliations. Current bank covenants allow for a maximum ratio of 4.0x. 2 Free cash flow is defined as cash provided by continuing operating activities less additions to property, plant, and equipment. Successful debt exchange in Europe enhances financial flexibility Lowers ongoing interest expense Extends debt maturity horizon (0.1x) 1Q13 1Q12 ∆ YoY Cash $359 $299 $60 Debt $3,897 $4,130 ($233) Net debt $3,538 $3,831 ($293) Net debt to EBITDA (1) 2.9x 3.0x (0.1x) Free Cash Flow (2) ($228) ($167) ($61) Capital expenditures ($94) ($73) ($21) Working capital use ($301) ($275) ($26)

Regional Performance 5 Volume in tonnes down ~8%, primarily driven by beer Price kept pace with cost inflation Lower production in the quarter vs. overproduction in 1Q12 dampens profitability North America ($ Millions, except margin) 1Q 2013 1Q 2012 Net Sales $650 $705 Segment Operating Profit $59 $108 Segment Margin 9.1% 15.3% ($ Millions, except margin) 1Q 2013 1Q 2012 Net Sales $469 $482 Segment Operating Profit $74 $78 Segment Margin 15.8% 16.2% Europe Shipments down ~4% due to less favorable weather Increase in 1Q furnace rebuilds Structural cost reductions partially mitigate headwinds

Regional Performance 6 Shipments up ~4%, broad-based gains in most countries Logistics savings from new furnace in Brazil in 4Q12 Fewer furnace rebuilds Asia Pacific ($ Millions, except margin) 1Q 2013 1Q 2012 Net Sales - Fx neutral1 $269 $290 $277 Segment Operating Profit $53 $38 Segment Margin 19.7% 13.7% ($ Millions, except margin) 1Q 2013 1Q 2012 Net Sales $247 $257 Segment Operating Profit $40 $36 Segment Margin 16.2% 14.0% South America Volume in tonnes down ~5% Plant shutdown in northern China in 4Q12 Price kept pace with cost inflation Benefits of restructuring improve operating profit 1 Using 2012 currency exchange rates

 2Q13 Business Outlook 7 2Q13 vs 2Q12 Comments Operational Europe Flat volume as wine gains offset by macro softness Cost inflation offset by price Moderate headwind from overproduction in prior year North America Stable shipment levels Production similar to prior year Asia Pacific Volume up low single digits Reduction in fixed costs from capacity alignment South America Volume up low single digits, sourced from buffer strategy Higher level of furnace rebuild activity Non-Operational Corporate and Other Costs Corporate costs: ~$35M, driven by higher pension expense Lower net interest expense Net Income Adjusted Earnings Tailwinds: slight volume gains Headwinds: lower fixed cost absorption in Europe, higher corporate costs

Management Priorities Execute European asset optimization program Capture emerging market growth, aided by product innovation R&D investments focused on manufacturing efficiencies Strategic Deliver earnings and cash flow targets Strengthen financial flexibility Disciplined capital allocation, with focus on deleveraging Financial Reduce structural costs Better manage seasonality of the business Disciplined price – volume management Operational 8

Q&A 9

Appendix 10

Reconciliation of GAAP to Non-GAAP Items 11 9 Three months ended March 31 $ Millions, except per-share amts Earnings EPS Earnings EPS Earnings from continuing operations 79 $ 0.48 $ 122 $ 0.73 $ attributable to the Company • Restructuring, asset impairment and related charges 0.05 • Charges for note repurchase premiums and writeoff of finance fees 11 0.07 99 $ 0.60 $ 122 $ 0.73 $ 165.5 166.2 2012 Items that management considers not representative of ongoing operations consistent with Segment Operating Profit Adjusted net earnings Diluted shares outstanding (millions) 2013

 Segment Operating Margin 12 (1) Segment operating profit margin is segment operating profit divided by segment net sales $ Millions (except profit margin) Net Sales: 2013 2012 Europe 650 $ 705 $ North America 469 482 South America 269 277 Asia Pacific 247 257 Segment Operating Profit: Europe 59 $ 108 $ North America 74 78 South America 53 38 Asia Pacific 40 36 Segment Operating Profit Margin (1) Europe 9.1% 15.3% North America 15.8% 16.2% South America 19.7% 13.7% Asia Pacific 16.2% 14.0% Three months ended March 31,

 Free Cash Flow 13 (1) Free Cash Flow equals cash provided by continuing operating activities less additions to property, plant and equipment. $ Millions 2013 2012 Net earnings 74 $ 125 $ Plus: Loss from discontinued ops 10 1 Earnings from continuing operations 84 126 Non-cash charges: Depreciation and amortization 107 113 Restructuring, asset impairment and related charges 10 - Pension expense 26 22 All other non-cash charges 31 10 Payments and other reconciling items: Asbestos-related payments (17) (30) Cash paid for restructuring activities (34) (30) Pension contributions (7) (17) Change in components of working capital (301) (275) Change in non-current assets and liabilities (33) (13) Cash utilized in continuing operating activities (134) (94) Additions to PP&E for continuing operations (94) (73) Free Cash Flow (1) (228) $ (167) $ Three months ended March 31

 Reconciliation of Credit Agreement EBITDA 14 $ Millions 3/31/2013 12/31/2012 9/30/2012 6/30/2012 3/31/2012 Earnings (loss) from continuing operations 178 $ 220 $ (406) $ (382) $ (442) $ Interest expense 255 248 255 264 302 Provision for income taxes 97 108 113 110 101 Depreciation 371 378 384 388 401 Amortization of intangibles 35 34 29 24 20 EBITDA 936 988 375 404 382 Adjustments in accordance with the Company's bank credit agreement: Asia Pacific goodwill adjustment - - 641 641 641 Charges for asbestos-related costs 155 155 150 170 165 Restructuring and asset impairment 178 168 104 100 104 Gain on China land compensation (61) (61) - - - Credit Agreement EBITDA 1,208 $ 1,250 $ 1,270 $ 1,315 $ 1,292 $ Total debt 3,897 3,773 3,893 4,019 4,130 Less cash 359 431 336 336 299 Net debt 3,538 3,342 3,557 3,683 3,831 Net debt divided by Credit Agreement EBITDA 2.9 2.7 2.8 2.8 3.0 Last 12 months ended